CROSS GUARANTEE

IMPORTANT NOTICE TO THE GUARANTOR

This Guarantee will create legal obligations and liabilities on your part. You are strongly advised to seek independent legal advice before you execute this Guarantee.

Without prejudice to any provision of this Guarantee, please take note of the following :-

(1) You may become jointly and severally liable, instead of or as well as the Principals, for all money, debts and liabilities (whether actual or contingent, past, present or future, as principal or surety, or alone or jointly with any other person(s), firm(s) or corporation(s)) incurred by and owing from the Principals (or any one or more of them) to us at any time and from time to time.

(2) Your maximum liability under this Guarantee is the amount set out in the Second Schedule hereto plus the sums referred to in Proviso (ii) of Section B of this Guarantee. Where no amount is specified in the Second Schedule, the amount ultimately enforceable against you will be unlimited.

(3) Subject to paragraph (2) above, you will be required to pay, on demand by us, all sums of money debts and liabilities of any or all of the Principals. By way of examples and without limitation, you may be called upon to pay under this Guarantee if any or all of the Principals have failed to pay us any indebtedness when due or on demand or if any or all of you and/or any or all of the Principals are unable or admit inability to pay debts generally as they become due or in the event of any proceedings in or analogous to bankruptcy, insolvency, winding up or liquidation against any or all of you or any or all of the Principals.

(4) This Guarantee is a continuing guarantee. Nevertheless, you may extinguish your liability under this Guarantee if (i) pursuant to Clause 5 of Section C of this Guarantee, you give us 3 months' prior written notice of determination; and (ii) your liabilities hereunder in respect of all or any money, debts and liabilities (actual or contingent) incurred by any or all of the Principals to us prior to the effective date of determination of this Guarantee have been satisfied in full.

(5) We shall be entitled to retain this Guarantee for at least 25 months after you have extinguished your liabilities under this Guarantee.

Bank of China (Hong Kong) Limited

To: **Bank of China (Hong Kong) Limited**

A. Definition

Unless the context otherwise requires, all capitalized terms used herein shall have their respective meanings as defined in Clause 29 of Section C of this Guarantee.

B. Guarantee

In consideration of Bank of China (Hong Kong) Limited (hereinafter called the "Bank") agreeing at the request of each and all of the principal debtors (hereinafter called "the Principals", whose particulars are set out in Part A of the First Schedule hereto) and/or the undersigned (whose particulars are set out in Part B of the First Schedule hereto) from time to time or at any time (i) to grant or continue to grant general banking facilities of whatever nature and in whatever currency to the Principals (or any one or more of them) and/or to any other person or persons for or on account of the Principals (or any one or more of them) (in each case either singly or jointly with other parties) on such terms, manner and form and for so long as the Bank may in its absolute discretion think fit; and/or (ii) to withhold proceedings against or not to make immediate demand for repayment from the Principals (or any one or more of them) for so long and on such terms and conditions as the Bank may in its absolute discretion think fit, we, the undersigned, HEREBY JOINTLY AND SEVERALLY AGREE, as primary obligors and not merely as surety, to PAY and SATISFY to the Bank ON DEMAND in writing, irrespective of whether any demand has been made on any or all of the Principals, with the intent that this Guarantee shall operate so as to create separate and independent guarantees by each of us, all sums of money, debts and liabilities whether actual or contingent, whether now or at any time hereafter owing or incurred, due but unpaid to the Bank from or by any or all of the Principals in any manner howsoever or on any account whether as principal or surety and whether alone or jointly with any other person(s), firm(s) or corporation(s) or from or by any firm in which the Principals (or any one or more of them) may be a partner and in whatever name, style or form including but not limited to the following:

(a) any or all sum or sums due owing and/or payable to the Bank by the Principals (or any one or more of them) whether alone or jointly with any other person(s) under any general banking facilities, dealings, transactions, undertakings, contracts and/or obligations, liabilities, engagements of whatever nature and/or under any bills, drafts, notes, guarantees and/or indemnities;

(b) interest accrued or to be accrued;

(c) commissions, fees and other charges payable by the Principals (or any one or more of them) to the Bank; and

(d) any legal or other costs, expenses, disbursements and/or payment of whatsoever nature of reasonable amount and reasonably incurred by the Bank for the recovery of payment from the Principals (or any one or more of them) and/or us (or any one or more of us) and/or for the enforcement and realisation of any security or guarantee or otherwise in relation to any or all of the Principals, any or all of us or this Guarantee or any other guarantee, indemnity or security for any money, obligations or liabilities hereby guaranteed on a full indemnity basis.

PROVIDED ALWAYS that:

(i) where no amount is specified in the Second Schedule hereto as a Specified Amount, the amount ultimately enforceable against any or all of us under this Guarantee shall for all intents and purposes be unlimited; but

(ii) where there is a Specified Amount set out in the Second Schedule hereto, the total liability ultimately enforceable against any or all of us under this Guarantee shall not exceed in the aggregate an amount being the total of (A) the Specified Amount, (B) a sum equal to all interest accrued or to be accrued on the Specified Amount calculated at the Agreed Interest Rate(s) (both before and after judgment) to the date of actual payment, (C) all those amounts referred to in paragraphs (c) and (d) above, and (D) a sum equal to all interest accrued or to be accrued on those amounts referred to in sub-paragraphs (A) and (B) above calculated at the Default Interest Rate (both before and after judgment) to the date of actual payment, PROVIDED ALWAYS that where the total money, debts and liabilities owing by any or all of the Principals to the Bank exceeds the limit ultimately enforceable against us under this Guarantee, the Bank shall be entitled in its absolute discretion to determine which part or parts of such debts and liabilities shall be guaranteed and/or demanded hereunder AND PROVIDED FURTHER that in such event, should such money, debts and liabilities (or any part or parts thereof) determined by the Bank to be guaranteed and/or demanded under this Guarantee be paid by any or all of the Principals or any third party or parties other than us, our liabilities hereunder shall not thereby be deemed diminished or discharged and the Bank shall be entitled to re-determine such other part or parts of the money, debts and liabilities then owing by any or all of the Principals to be guaranteed hereunder and demanded accordingly.

We hereby expressly acknowledge and agree that references in this Guarantee to the Bank shall include any or all of the Bank's branches and offices whether located or operating in Hong Kong or elsewhere and this Guarantee shall cover all debts, obligations and liabilities (whether actual or contingent) of any or all of the Principals to the Bank anywhere in the world whether to any one or more of the Bank's branches and/or offices in Hong Kong or elsewhere. The Bank or any of its branches and offices in Hong Kong or elsewhere shall be entitled to enforce this Guarantee against us (or any one or more of us) in Hong Kong or elsewhere notwithstanding that any debts, obligations and liabilities (whether actual or contingent) of any or all of the Principals are owing or incurred to the Bank acting through any of its other branches or offices in any other jurisdiction.

C. Further Covenants

We, the undersigned, HEREBY JOINTLY AND SEVERALLY AGREE AND UNDERTAKE as follows:-

1. **Currency indemnity:**

(a) All moneys received or held by the Bank under this Guarantee may from time to time after demand has been made be converted into such other currency as the Bank considers necessary or desirable to cover our obligations and liabilities in that currency at the then prevailing spot rate of exchange of the Bank (as conclusively determined by the Bank) for purchasing the currency to be acquired with the existing currency.

(b) If and to the extent any or all of us fail to pay the amount due on demand the Bank may in its absolute discretion without notice to any or all of us purchase at any time thereafter so much of a currency as the Bank considers necessary or desirable to cover our obligations and liabilities in such currency hereby secured at the then prevailing spot rate of exchange of the Bank (as conclusively determined by the Bank) for purchasing such currency with Hong Kong Dollars and we hereby jointly and severally agree to indemnify the Bank against the full Hong Kong Dollar price (including all costs, charges and expenses) paid by the Bank.

(c) No payment to the Bank (whether under any judgment or court order or otherwise) shall discharge our obligation or liability in respect of which it was made unless and until the Bank shall have received payment in full in the currency in which such obligation or liability was incurred and to the extent the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency, the Bank shall have a further separate cause of action against any or all of us and shall be entitled to enforce the security hereby created to recover the amount of the shortfall.

2. **Payment not subject to deduction:** All payments under this Guarantee shall be made free of any restriction and counterclaim and without any set-off, deductions or withholdings whatsoever. If any payment to be made under this Guarantee is subject to any tax or other withholding, we jointly and severally undertake to pay to the Bank such additional amount as may be necessary to ensure that the net amount received (whether as principal or interest) is equal to the amount which the Bank would have received if there had been no such tax or withholding.

3. **Interest on sums demanded hereunder:** Without prejudice to Proviso (ii) of Section B above, all sums demanded for payment but unpaid under this Guarantee shall bear interest from the date of the Bank's demand hereunder to the date of actual payment (both before and after judgment) at the Bank's default interest rate as may be specified by the Bank from time to time and displayed or posted in the Bank's banking halls.

4. **Continuing security:** This Guarantee shall not be considered as satisfied by any intermediate payment or satisfaction of the whole or any part of any sum or sums of money owing by any or all of the Principals but shall be a continuing security and shall extend to cover all sum or sums of money which shall for the time being or at any time constitute the balance due from the Principals (or any one or more of them) to the Bank in whatsoever manner.

5. **Happening of Specified Events:** This Guarantee shall be binding as continuing security on each and every one of us and shall not be discharged or be in any way affected by the occurrence of any one or more or all of the Specified Events. This Guarantee shall be valid, binding and enforceable notwithstanding any change in the Bank's name or constitution or the Bank's amalgamation with, or absorption by, any other bank or corporation. Without prejudice to the generality of the foregoing, this Guarantee may be determined upon the expiration of three calendar months from the date of the Bank's actual receipt of a notice in writing to determine this Guarantee given by all of us or, as the case may be, the liquidator, receiver, personal or legal representative(s), of each and every one of us to which a Specified Event has occurred jointly together with all of us (if any) not affected by any Specified Event.

6. **Liabilities on determination :** Determination of this Guarantee as provided in Clause 5 or by whatever reason shall not release us and/or our heir(s), executor(s), administrator(s), liquidator(s) or estate(s) from this Guarantee in respect of any liability incurred by the Bank for account of any or all of the Principals during the currency of this Guarantee (including those incurred during the period of the required three months' notice of determination as stipulated in Clause 5) whether such liability is past, present or future, actual or contingent, accrued or not yet accrued and whether or not such liability matures or becomes due or payable or accrues only after the expiration of the required three months' notice of determination as stipulated in Clause 5. Without prejudice to the generality of the foregoing, we hereby expressly agree, admit and declare that notwithstanding the giving of any notice of determination to the Bank pursuant to Clause 5, the Bank shall be entitled (during the period of the required three months' notice of determination as stipulated in Clause 5) to continue to make available general banking facilities to any or all of the Principals and to make further advances to any or all of the Principals and to open new accounts with or for any or all of the Principals in respect thereof and where the Bank has incurred any irrevocable obligation to make any advance to, or incur any liability for account of, any or all of the Principals prior to the expiration of the required three months' notice of determination as stipulated in Clause 5, the Bank shall have the right to continue making the advance to or incurring the liability for account of such Principal(s) after the said expiration of the required three months' notice of determination and all such obligations, liabilities and advances shall form part of the liability incurred by the Bank for account of the Principals during the currency of this Guarantee and we shall be fully liable therefor notwithstanding the determination of this Guarantee.

7. **No demand prior to determination :** We hereby expressly agree that our obligations to guarantee and indemnify the Bank against the liabilities of any or all of the Principals shall not in any way be affected by the Bank not making a demand on any or all of us before the determination of this Guarantee and that the Bank may make a demand on any or all of us at any time whether before or after the determination of this Guarantee whereupon we shall promptly pay the Bank the amount demanded.

8. **New accounts with Principals:** In the event of this Guarantee ceasing from any cause whatsoever to be binding as a continuing security on any one or more of us, the Bank shall be at liberty without thereby affecting the Bank's rights hereunder to open a fresh account or accounts and/or to continue any then existing account or accounts with any or all of the Principals and no moneys paid from time to time into any such fresh account or accounts so opened by or on behalf of any or all of the Principals (or the then existing account or accounts where no such fresh account or accounts are opened, as the case may be) shall on settlement of any claim in respect of this Guarantee be deemed appropriated towards or have the effect of payment of any part of the moneys due from any or all of the Principals at the time of this Guarantee ceasing to be so binding as a continuing security or of the interest thereon.

9. **Conclusive evidence:**
   (a) Any admission or acknowledgement in writing by any or all of the Principals or by any person authorized by any or all of the Principals of the amount of indebtedness owing by such Principal(s) to the Bank and any judgment recovered by the Bank against any or all of the Principals in respect of such indebtedness shall be binding and conclusive on and against each of us in all courts of law and elsewhere.
   (b) A certificate signed by any one of the Bank's duly authorized officers as to the moneys, debts and liabilities for the time being due or owing to the Bank from or by any or all of the Principals shall be binding on each of us as conclusive evidence in any legal proceedings against any or all of us in all courts of law and elsewhere.

10. **Indulgence, dealing with Principals:** The Bank shall be entitled without notice to and/or consent of me/us and without thereby discharging or affecting any of our liabilities hereunder at any time at the Bank's sole and absolute discretion to deal freely with any or all of the Principals or any other party or parties liable in respect of any debts and/or liabilities guaranteed hereunder whether jointly, severally or jointly and severally with any or all of the Principals or as surety or as provider of securities, including but without limitation:-

(a) to determine, reduce, limit, restrict, grant, enlarge, increase, vary, continue, renew or regrant any general banking facilities to any or all of the Principals; and/or

(b) to vary, exchange, renew, discharge, release, give up, abstain from perfecting and/or hold over any securities (including but not limited to any bills, notes, mortgages, charges, liens or other securities) indemnities, guarantees and/or any other undertaking or arrangement of similar nature whether from any or all of the Principals or from any third party or parties (in each case, jointly, severally or jointly and severally with any other party or parties) covering or in respect of any money, debts and liabilities hereby guaranteed; and/or

(c) to release, discharge, settle or compound with, grant indulgence, give time for payment or other accommodation, to accept compositions from and make any other arrangements with any or all of the Principals and/or any third party or parties including but not limited to any person or persons liable on any bills, notes, mortgages, charges, liens or other securities as aforesaid or any person liable jointly, severally or jointly and severally with or as surety of any or all of the Principals or any other person or persons.

11. **Security additional:**

(a) Save and except expressly provided for in this Guarantee, this Guarantee shall be in addition to and not in substitution of and may be enforced despite the existence of any other guarantee or security in respect of any money, debt and/or liability of any or all of the Principals guaranteed hereunder whether given by any or all of us or by any or all of the Principals or by any other third party or parties.

(b) This Guarantee shall be in addition to and shall not merge with or in any way discharge, prejudice or affect any other guarantees, agreements, undertakings, rights, liens, collateral or other securities now or hereafter held by the Bank from any or all of us or any third party or parties for or in respect of all or any part of the money, debts and liabilities hereby guaranteed nor vice versa should this Guarantee be discharged, prejudiced or affected thereby. The Bank shall have absolute discretion to apply or appropriate any money received by the Bank for payment of any money, debts and/or liabilities owing to the Bank by any or all of the Principals without any notice or consent of any of us.

12. **Enforcing other means of payment:** The Bank is at liberty, but not bound, to resort for the Bank's own benefit to any other means of obtaining payment or securing performance by any or all of the Principals or any other co-sureties at any time and in any manner or order the Bank thinks fit without affecting this Guarantee and/or without in consequence diminishing our liabilities hereunder. The Bank may exercise and enforce the Bank's rights hereunder before resorting to other means of obtaining payment or securing performance or after such means have been resorted to in respect of any balance due or outstanding liabilities or obligations without entitling any or all of us to any benefit from such other means so long as any sum, liability or obligation remains due owing or payable or outstanding (whether actual or contingent) from or by any or all of the Principals to the Bank.

13. **Invalidity of other security etc.:** The liabilities of any or all of us shall not be affected by any failure by the Bank to take any security or by any invalidity of any security taken or by any existing or future agreement by the Bank as to the application of any general banking facilities made or to be made to any or all of the Principals.

14. **Guarantee of whole debt:** Although each of our ultimate liabilities hereunder cannot exceed the limit hereinbefore provided in Proviso (ii) of Section B, if any, this Guarantee shall be construed and take effect as a guarantee of the whole and every part of all money, debts and liabilities now or at any time hereafter owing to the Bank by any or all of the Principals.

15. **Payment into suspense account:** Any money paid to the Bank under this Guarantee may be placed and kept by the Bank in a non-interest bearing separate or suspense account for so long and in such name as the Bank may in the Bank's absolute discretion think fit without applying the same or any part thereof in or towards discharge of any money, debts or liabilities due or incurred by any or all of the Principals to the Bank so as to enable the Bank to preserve intact the liability of each of the Principals, each of us and/or any other person to the Bank and to sue or prove in arrangement, composition, liquidation, bankruptcy, winding up or such similar proceedings against any or all of the Principals, any or all of us and/or any other person the entirety of the money, debt or liabilities owing without taking into account any sum so paid under this Guarantee. Each of us hereby irrevocably waives any right or power which any or all of us may have of appropriation in respect of any sum paid by any or all of us to the Bank pursuant to or in connection with this Guarantee.

16. **No competition with the Bank's right:** Until the Bank has been paid and received in full (which expression shall not embrace payment of a dividend in liquidation, bankruptcy, winding up or similar proceedings of less than 100 percent) all money, debts and liabilities owing by any or all of the Principals, we shall not whether directly or indirectly:

(a) prove against the estate of any or all of the Principals in any liquidation, bankruptcy, winding up or similar proceedings for or in relation to any sum or sums paid under this Guarantee or otherwise howsoever in competition with the Bank unless required by the Bank to do so;

(b) claim, exercise and/or enforce any rights of subrogation, contribution, indemnity, assignment, set-off and/or counter-claim and/or other rights of a surety discharging the liability of any or all of the Principals (whether statutory, in law or in equity or howsoever) in relation to any sum or sums paid under this Guarantee and any sum or sums so received by any or all of us and in breach hereof shall be held by us on trust for the Bank and be paid over to the Bank on demand for discharge of any debts and liabilities due by any or all of the Principals to the Bank in addition to and independent of our liabilities hereunder and shall not be subject to the limitation, if any, provided in Proviso (ii) of Section B above;

(c) do any act or thing which might on the insolvency, bankruptcy, liquidation or similar proceedings of any or all of the Principals result in the increase of proofs or reduce the assets distributable amongst the creditors of any or all of the Principals to the Bank's prejudice;

(d) take now or at any time hereafter for or in respect of any of our liabilities under this Guarantee from any or all of the Principals either directly or indirectly without the Bank's prior consent in writing any security or counter-security, promissory note, bill of exchange, mortgage, charge whether merely personal or involving a charge on any property whatsoever of any or all of the Principals. We hereby declare that none of us have taken any such security or counter-security and all security or counter-security as aforesaid which any or all of us have now or at any time hereinbefore taken or may at any time hereafter take (whether with the Bank's consent or in breach of the above provision) and all moneys at any time received in respect thereof shall be held on trust for the Bank and as security to the Bank for the fulfilment of our obligations hereunder and all of them shall be deposited by us with the Bank and we shall do all such act or take all such action and/or sign or execute all such deeds or documents at the Bank's request but at our costs and expenses for such purposes and for perfecting the Bank's rights and claims thereto; and/or

(e) by paying off any sum recoverable hereunder or by any other means or on any other ground, claim to have the benefit of any security which the Bank may now or hereafter hold for any money, debts or liabilities due or incurred by any or all of the Principals to the Bank or to have any share therein.

17. **Warranties and representations :** We hereby warrant, represent and undertake to the Bank (such warranties representations and undertakings to continue so long as this Guarantee remains subsisting) that :

(a) each of us has the power to execute, deliver and perform our respective obligations under this Guarantee, that all necessary actions have been taken by each of us to authorise the execution, delivery and performance of this Guarantee and that this Guarantee has been validly created and constitutes a valid and legally binding obligation on each of us enforceable in accordance with its terms;

(b) the creation of this Guarantee and the performance and observance of the obligations hereunder does not and will not contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit (where applicable, including but not limited to all the rules governing the listing of securities as prescribed by The Stock Exchange of Hong Kong Limited from time to time) to which any or all of us are subject;

(c) no time for limitation of liability in respect of this Guarantee shall begin to run in favour of any or all of us unless and until the Bank demands payment under this Guarantee and, if more than one demand is made, only from the date and to the extent of each demand respectively;

(d) we have read and understood the contents of this Guarantee and the Important Notice printed at the beginning of this Guarantee and understand the implications of this Guarantee (including the liability or obligation on our part under this Guarantee). We confirm that each of us is acting on our own free will in executing this Guarantee and is at no time subject to any undue influence, coercion or duress from any person;

(e) each of us shall obtain and maintain in full force, validity and effect any and all governmental and other approvals, authorities, licences, permission and/or consents required in connection with this Guarantee, and to do or cause to be done all other acts and things necessary for the performance of all our respective obligations pursuant to this Guarantee;

(f) we shall pay all stamp, documentary, registration or similar duties, taxes, fees and/or charges in connection with this Guarantee, whether in Hong Kong or in any other jurisdiction or territory, and shall on demand indemnify the Bank against any liability arising from any delay or omission by any or all of us to pay any such duties, taxes, fees and/or charges; and

(g) the invalidity, illegality or unenforceability of any liability or obligation on the part of all or any of us in respect of one or more Principal(s) shall not in any way affect the validity, legality or enforceability of any liability or obligation on the part of all or any of us under this Guarantee in respect of the other Principal(s).

18. **Set-Off and lien:** In addition to any general lien or similar right to which the Bank as bankers may be entitled by law, the Bank may at any time, without prior notice to any or all of us:

(a) set off and appropriate and apply any credit balance on any account (whether subject to notice or not and whether matured or not) in any currency of which we or any one or more of us am/is/are at any time beneficially entitled (whether in our own name or jointly with other persons and whether current, savings, time, call or deposit accounts) at any of the Bank's office or branch wherever situate against or on account of all or any liabilities of any or all of us to the Bank hereunder and for such purpose, the Bank may convert all or any part of such credit balance or liability to such other currencies at the applicable rate of exchange quoted and determined by the Bank as may be necessary to effect such application or set-off without reference to any of us; and

(b) if any sum is due but unpaid hereunder, to retain all or any securities, valuables or any other property whatever and wherever situate which may be deposited with or otherwise held by the Bank for or in the name of us or any one or more of us whether for safe custody or otherwise and to sell the same or any part thereof at such price as the Bank shall determine whether by public auction, private treaty or tender and the Bank may engage such agent or broker therefor and apply the proceeds thereof in satisfaction of any or all sums owing hereunder after first deducting all costs and expenses and the Bank shall not be liable for any loss arising from the sale or other disposition of any such securities, valuables or other property.

19. **Joint signatories, liabilities joint and several:**

(a) Each and every one of the parties shall be jointly and severally liable hereunder and "we", us", "undersigned" and all provisions of this Guarantee shall be so construed accordingly.

(b) Should this Guarantee prove not to be binding on or become invalid or unenforceable against any one or more but not all of us for any reason whatsoever, the liability of such other(s) of us shall remain intact, valid, binding and enforceable as if such of us who is/are not bound by this Guarantee has/have never been party or intended to be party hereto.

(c) This Guarantee shall be binding and effective for all intents and purposes against each and every one of us who has actually signed with immediate effect and the failure of any intended guarantor(s) to sign or execute shall not affect the validity hereof against those signed as if those who have not signed or executed have never been intended to be party hereto.

(d) The Bank shall be entitled to deal separately with any one or more of us on any matter and without notice to or consent of any of us to release or discharge any one or more of us from his or their obligations and/or liabilities under this Guarantee or any part thereof or to accept or enter into any settlement or compromise or composition or make any other arrangements with or grant any time, indulgence, waiver or accommodation to any one or more of us without discharging, releasing or affecting the liabilities and obligations of the other or others of us.

20. Notice:

(a) A notice, demand or other communication by the Bank under this Guarantee may be served by post, cable, telex, facsimile transmission, personal delivery or leaving it at such address and shall be deemed to have been duly served if by post, forty-eight (48) hours after posting (its subsequent return or non-delivery notwithstanding), and if by telex or facsimile transmission, at the time of despatch or transmission, and if by cable, twenty-four (24) hours after despatch, and if by personal delivery or leaving at such address, at the time of such delivery or on leaving it at such address, if addressed to us or the liquidator, receiver, legal or personal representative(s) of us at our respective addresses on the Bank's record or last known to the Bank.

(b) Any notice, demand or other communication shall be effective on the Bank only if given by each of us and on all of us if given by the Bank to any one of us.

21. Firm, corporation, association, unincorporated body etc.: If it shall so happen that any or all of the Principals shall be either a firm or a limited company or other corporation or a committee or association or other unincorporated body, any of the provisions herein contained which shall be primarily and literally applicable to each such Principal as a single and individual principal only shall be construed and take effect so as to give the Bank hereunder a guarantee for the money owing from such firm and every member thereof or from such limited company or corporation or committee or association or other unincorporated body as identical or analogous as may be with or to that which would have been given for the moneys owing from a single individual if each such Principal was a single individual and any money, debts or liabilities shall be deemed to be owing, remaining due and unpaid by such Principal(s) as provided in Section B above. In the case where any or all of the Principals is/are a firm, this Guarantee shall be deemed to be a continuing guarantee in respect of each such Principal of all moneys owing, as provided in Section B above from the persons or person now or at any time hereafter from time to time and for the time being carrying on business in the name of or in succession to the firm(s) or from any one or more of such persons and any change in the constitution of the firm(s) whether by death, retirement or admission of partners or otherwise howsoever shall not affect, invalidate or discharge the liability of all or any of us under this Guarantee. In the case where any or all of the Principals is/are a limited company or other corporation any reference to bankruptcy shall be deemed to be a reference to liquidation, winding up or other analogous proceedings and the moneys owing as aforesaid and hereby guaranteed shall be deemed to include any moneys, owing in respect of debentures or debenture stock of such limited company or other corporation held by the Bank or on the Bank's behalf.

22. Conditions to discharge:

(a) If any moneys paid to the Bank in respect of the liabilities subject to this Guarantee are avoided or reduced or required to be repaid by virtue of any law relating to insolvency, bankruptcy, winding-up or liquidation or for any other reason, the Bank shall be entitled to enforce this Guarantee and any security held in respect thereof as if such moneys had not been paid.

(b) Any release, discharge or settlement between the Bank and any or all of us (including the return of this Guarantee) shall be conditional upon no security, disposition or payment to the Bank by any or all of the Principals, any or all of us or any other party being avoided or reduced pursuant to any provisions or enactments relating to insolvency, bankruptcy, liquidation, winding-up or such similar proceedings, and if such condition shall not be fulfilled, the Bank shall be entitled at any time to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred.

(c) For the purposes of Clause 22(a) and (b) above, the Bank shall be entitled to retain this Guarantee for a period of twenty-five months after the full payment, discharge or satisfaction of all money, debts and liabilities owing by all of the Principals to the Bank and in the event of the commencement of bankruptcy or winding-up of any party making such payment, discharge or satisfaction, for such further period as the Bank may determine and to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred.

23. Liabilities primary, invalidity of Principals' debts etc.: Independent of the above stipulations, each of us further agrees to be liable as an independent principal debtor to the Bank for the payment of all sums guaranteed or ought to be guaranteed hereby so that:-

(a) this Guarantee may be enforced against any or all of us without the Bank first enforcing any rights or claims or instituting legal proceedings against any or all of the Principals and/or any third party or parties and/or to join in any or all of the Principals as a party in the same proceedings against any or all of us and/or the Bank first realizing or enforcing any of the securities or other guarantees held by the Bank whether from any or all of us or any other party or parties.

(b) in addition and without prejudice to Clause 22 above, should any money, debts and/or liabilities, which if valid or enforceable would be guaranteed by and be the subject-matter of this Guarantee, be or become wholly or in part invalid, unenforceable against or irrecoverable from any or all of the Principals whether in law or otherwise as a result or arising out

of any legal limitation, disability or incapacity on or of any or all of the Principals and/or any other reasons or circumstances including but not limited to want of or inadequacy of the borrowing power of any or all of the Principals, the irregular or improper exercise of the borrowing power, the exercise of the borrowing power concerned or the borrowing concerned by any or all of the Principals are ultra vires (in the case where any or all of the Principals are limited companies), the want of authority by any agent or person purporting to act on behalf of any or all of the Principals, each of us shall nevertheless be still liable to the Bank for such money, debts and/or liabilities as if the same were wholly valid and enforceable and each of us were the sole and principal debtor(s) in respect thereof by way of indemnity, on demand, irrespective whether or not as between the Bank and any or all of the Principals, any or all of the Principals will have a valid defence thereto and the Bank shall not be concerned to see or enquire into the powers of any or all of the Principals or their respective officers, employees or agents purporting to act on their behalf.

(c) We hereby waive all and any of our rights as surety which may at any time be inconsistent with any of the provisions of this Guarantee.

24. **Assignment:** We may not assign or transfer any or our rights or obligations under this Guarantee. The Bank may assign any of its rights whether wholly or in part under this Guarantee to a person in whose favour it has made an assignment of all or any of the general banking facilities referred to in Section B hereof without further reference to any or all of us and for the purpose of effecting any such assignment, we consent to the disclosure by the Bank to any actual or proposed assignee of any details, particulars and other information (including personal data where any or all of us are individuals) relating to any or all of us or to this Guarantee.

25. **Waiver, rights cumulative:** No failure to exercise or enforce and no delay in exercising or enforcing on the Bank's part of any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or enforcement of any right, remedy, power or privilege hereunder operate as a waiver thereof, nor shall any single or partial exercise or enforcement of any right, remedy, power or privilege preclude any other further exercise or enforcement thereof, or the exercise or enforcement of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and in addition to and not exclusive of any right, remedy, power and privilege provided by law or other documents held by the Bank.

26. **Notice of subsequent incumbrance:** If the Bank receives notice of any subsequent mortgage, charge, assignment or any other disposition affecting the security, if any, afforded by any or all of us or any third party or interest thereon, the Bank may open a new account for any or all of us; if the Bank does not open a new account for any or all of us then unless the Bank gives notice to the contrary to any or all of us, it shall nevertheless be treated as if the Bank had done so at the time when the Bank receives such notice and as from that time all payments made by or on behalf of any or all of us to the Bank shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount due from any or all of us to the Bank at the time when the Bank receives notice.

27. **Information of Guarantor(s):**

(a) We undertake at all times to notify the Bank in writing of any change to our particulars including but without limitation our address(es), telephone number(s) and facsimile number(s).

(b) We acknowledge that we have noted the content of a notice relating to the Personal Data (Privacy) Ordinance issued by the Bank and addressed to the Bank's customers (which notice may be amended by the Bank from time to time) (the "Notice") and agree that it is necessary to supply the Bank with data under Part B of the First Schedule hereto or as required by the Bank in order that the Bank will accept this Guarantee. We further authorize the Bank to use our data for the purposes set out in the Notice and note that data held by the Bank will be kept confidential but permit the Bank to provide such information to the persons listed in the Notice or any other persons (including debt collecting agents) for the purposes set out in the Notice or in compliance with any laws, regulations or directions binding on the Bank or its branches or sub-branches. We further authorize the Bank to contact any of our employers (if applicable), banks, referees or any other sources for the purpose of obtaining or exchanging any information and to compare the information provided by us with other information collected by the Bank for checking purposes. The Bank is entitled to use the result of such comparison to take any action which may be adverse to the interest of or against any or all of us. We consent to our data being transferred to another jurisdiction outside Hong Kong.

(c) For the purpose of Clause 27(b) above, we shall be deemed to be "Customers" as referred to in the Notice.

28. **Debt collection:** The Bank shall be entitled to employ debt collecting agents to collect any sum due but unpaid by any or all of us hereunder. We hereby agree, and acknowledge that we have been warned, that we shall indemnify and keep the Bank indemnified on a full indemnity basis against all reasonable costs and expenses which the Bank may reasonably incur in employing debt collecting agents. The Bank is authorised to disclose to such agent any details of and information relating to any or all of us, our account(s) and/or all or any transactions or dealings between any or all of us and the Bank.

29. **Definitions:**

In this Guarantee:-

(a) "Agreed Interest Rate" means the rate or rates and the basis and method (including whether or not to be compounded) agreed between the Bank and the Principals (or any one of them) by which interest on any general banking facilities (or any part thereof) granted or to be granted by the Bank to the Principals (or any one of them) is to be calculated, provided always that if there is more than one rate of interest or more than one basis or method of calculating interest, the "Agreed Interest Rate"

shall be the rate of interest or the basis or method of calculating interest as may be determined by the Bank in its absolute discretion.

(b) "Default Interest Rate" means the rate or rates and the basis and method (including whether or not to be compounded) agreed between the Bank and the Principals (or any one of them) by which interest on any sum(s) demanded but unpaid under this Guarantee is to be calculated in accordance with Clause 3 of Section C.

(c) "general banking facilities" means all types of secured and unsecured banking facilities, loans, advances, credit facilities and financial, credit or other arrangement including but not limited to all types of foreign exchange transactions and swap arrangements, overdraft facilities, trust receipt facilities and all types of arrangement or facilities relating to documentary or other credits, in particular, their issuance, negotiation, and/or acceptance; issuance or acceptance of guarantees, indemnities and bonds; discounting, negotiation or purchase of bills of exchange or promissory notes; leasing or hire-purchase arrangements and all other types of arrangement whereby credit is extended, accommodation is afforded and/or liability or commitment (whether actual or contingent) is incurred by the Bank for or on account of any or all of the Principals.

(d) "We", "us" and "undersigned" means and refers to all the parties executing this Guarantee or any one or more of them or, in the case of a firm, means each of the present and future partners of the firm and includes also such party's or parties' or, in the case of a firm, each of such partner's, respective estate(s), successor(s), assign(s) and personal and/or legal representative(s) and "our" shall be so construed accordingly.

(e) "the Principals" means and refers to all the parties whose particulars are set out in Part A of the First Schedule hereto or any one or more of them.

(f) "Specified Amount" means the amount specified in the Second Schedule hereto.

(g) "Specified Events" means the death, bankruptcy, liquidation, insolvency, winding up, incapacity, dissolution, incorporation or any change in the name, constitution or composition of, or the retirement or death of any partner or the introduction of any additional partner, or mental illness or other disability whatsoever of, any or all of the Principals and/or any or all of us and "Specified Event" means any one of the foregoing events.

(h) "the Bank" includes the Bank's successors and assigns and any or all of the Bank's offices and/or branches whether located or operating in Hong Kong or elsewhere and for the avoidance of doubt, this Guarantee shall cover all debts, obligations and liabilities (whether actual or contingent) of any or all of the Principals to the Bank anywhere in the world whether to any one or more of the Bank's offices and/or branches in Hong Kong or elsewhere.

(i) "Hong Kong" means the Hong Kong Special Administrative Region of the People's Republic of China.

(j) References to any "party" or "person" in this Guarantee includes an individual, firm, company, corporation and an unincorporated body of persons.

(k) The various matters set out as consideration in Section B of this Guarantee are in the disjunctive and alternative and the provision for considerations herein shall be deemed to have been absolutely and fully complied with and fulfilled if any one of the matters set out therein have been done.

(l) Unless the contrary intention appears, words importing the masculine gender shall include females and corporations and words in the singular shall include the plural and words in the plural shall include the singular.

30. **Clauses severable:** If at any time any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the laws of any jurisdiction, neither the legality, validity or enforceability of the other remaining provisions hereof nor the legality, validity or enforceability of such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

31. **Law and jurisdiction:** This Guarantee shall be governed and construed in all respects in accordance with the laws of Hong Kong. We hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong Courts but the Bank shall be entitled to enforce this Guarantee in courts of other competent jurisdiction as the Bank may select.

32. **Headings:** In this Guarantee, headings to sections or clauses are inserted for convenience only and have no legal effect and reference to sections, clauses and schedules are to sections, clauses and schedules of this Guarantee unless otherwise stated.

33. **Language** : The Chinese version of this Guarantee is for reference only and if there is any conflict between the English and Chinese versions, the English version shall prevail.

The First Schedule Above Referred To
Part A

Name and particulars of the Principals（借款人）

Name	Address	Identification Document and number
1. Comtech Broadband Corporation Limited	Room 514, 5/F, Manhattan Ctr, 8 Kwai Cheong Road, Kwai Chung, New Territories.	B.R.C. No.35512282
2. Comtech International (Hong Kong) Limited	Room 514, 5/F, Manhattan Ctr, 8 Kwai Cheong Road, Kwai Chung, New Territories.	B.R.C. No.31083439
3. Keen Awards Limited	Room 514, 5/F, Manhattan Ctr, 8 Kwai Cheong Road, Kwai Chung, New Territories.	B.R.C. No. 35295262

Part B

Name and particulars of the undersigned（擔保人）

Name	Address	Identification Document and number
1. Comtech Broadband Corporation Limited	Room 514, 5/F, Manhattan Ctr, 8 Kwai Cheong Road, Kwai Chung, New Territories.	B.R.C. No.35512282
2. Comtech International (Hong Kong) Limited	Room 514, 5/F, Manhattan Ctr, 8 Kwai Cheong Road, Kwai Chung, New Territories.	B.R.C. No.31083439
3. Keen Awards Limited	Room 514, 5/F, Manhattan Ctr, 8 Kwai Cheong Road, Kwai Chung, New Territories.	B.R.C. No. 35295262

The Second Schedule Above Referred To

The Specified Amount（擔保金額）

Unlimited Extent

IN WITNESS WHEREOF this Deed of Guarantee is executed by the parties whose names appear in Part B of the First Schedule hereto this day of , 20___.
玆證明本擔保契據於 年 月 日由載列於本擔保契據附表一乙部之人士所簽訂。

SEALED with the COMMON SEAL of the Company(ies) named in Part B of the First Schedule hereto and SIGNED by:
由載列於本擔保契據附表一乙部之公司蓋上法團蓋章，並由下述人仕簽署：

COMPANY NAME 公司名稱 **Comtech Broadband Corporation Limited**

COMMON SEAL: 法團蓋章

DIRECTOR/ AUTHORIZED PERSON 董事/被授權人員 ____________

SIGNATURE 簽署 ____________

DIRECTOR/ AUTHORIZED PERSON 董事/被授權人員 ____________

SIGNATURE 簽署 ____________

COMPANY NAME 公司名稱 **Comtech International (Hong Kong) Limited**

COMMON SEAL: 法團蓋章

DIRECTOR/ AUTHORIZED PERSON 董事/被授權人員 ____________

SIGNATURE 簽署 ____________

DIRECTOR/ AUTHORIZED PERSON 董事/被授權人員 ____________

SIGNATURE ____________

簽署

COMPANY
NAME **Keen Awards Limited** ______________________

公司名稱

COMMON SEAL:
法團蓋章

DIRECTOR/
AUTHORIZED PERSON ______________________
董事/被授權人員

SIGNATURE ______________________
簽署

DIRECTOR/
AUTHORIZED PERSON ______________________
董事/被授權人員

SIGNATURE ______________________

簽署

Witnessed by:-
由下述人仕見證：-

NAME ______________________
姓名

SIGNATURE ______________________
簽署